                                                  USG CORPORATION
                    PLEASE MARK VOTE IN OVALS IN THE FOLLOWING MANNER USING DARK INK ONLY. |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
1.  Election of Directors to serve for a three year term        For             Withheld          For All
     Nominees: 01 - Robert L. Barnett, 02 -  David W. Fox,      All               All             Except
     03 - Valerie B. Jarrett, 04 - Marvin E. Lesser.            |_|               |_|              |_|


----------------------------------------------
                Nominee Exception(s)


2.  Ratification of the appointment of Arthur Andersen LLP as   For             Against          Abstain
     independent public accountants for the year ending Decemb  |_|               |_|              |_|
     31, 1999.


3. In their discretion, on any other matter that may properly come before the meeting.

I plan to attend the Annual Meeting                             |_|


Dated:



---------------------------
Signature


---------------------------
Signature

The signature above should agree with the name shown on this Proxy.  Where stock is owned by more than one person, all owners should sign the Proxy.

This proxy will be voted as directed or, if no direction is indicated, it will be voted for all candidates named in Item 1 and for Item 2.

Control Number                      Fold and Detach Here USG CORPORATION
                                              VOTE BY TELEPHONE
[insert box here]                   Call Toll Free On a Touch Tone Phone

                                      1-877-587-0756 - 24 Hours a Day
                                   There is NO CHARGE to you for this call

Your telephone vote authorizes the proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

You will be asked to enter a Control Number which is located in the box on the left side of this form.

OPTION #1: To vote as the Board of Directors recommends on ALL proposals: Press 1
                  WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1 - THANK YOU FOR VOTING
OPTION #2: If you choose to vote on each proposal separately, press 0.  You will hear these instructions:
         Proposal 1:  To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9
                    To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions

         Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0

         WHEN  ASKED,  PLEASE  CONFIRM  YOUR VOTE BY  PRESSING 1 - THANK YOU FOR
VOTING.

                             If you  vote by  telephone,  DO NOT  mail  your proxy.

PROXY                          USG CORPORATION                             PROXY



This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders - May 12, 1999


The undersigned hereby appoints William C. Foote and Dean H. Goossen and each or any of them, attorneys, with power of substitution and with powers the undersigned would possess if personally present, to vote all stock of the undersigned in USG CORPORATION at the annual meeting of stockholders of said Corporation in the Sixth Floor Auditorium, The Northern Trust Building, 50 South LaSalle Street, Chicago, Illinois on May12, 1999 and any adjournment thereof, on the matters shown below and as set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.


            PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE - EXCEPT IF YOU VOTE BY TELEPHONE



Please indicate any change in address. (Continued and to be signed on reverse side.)


















Dear Shareholder:

On the reverse side of this card are instructions that allow you to vote your shares for the election of directors and all other proposals TOLL FREE by telephone. Please consider voting by telephone. Your vote is recorded the same as if you mailed in your proxy card. Telephone voting is designed to be quick, convenient and FREE OF CHARGE to you.



                                                  USG CORPORATION
                    PLEASE MARK VOTE IN OVALS IN THE FOLLOWING MANNER USING DARK INK ONLY. |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
1.  Election of Directors to serve for a three year term        For      Withheld   For All
     Nominees:  Robert L. Barnett, David W. Fox,                All       All       Except
     Valerie B. Jarrett, Marvin E. Lesser.                      |_|       |_|        |_|


     ----------------------------------------
                Nominee Exception(s)


2.  Ratification  of the  appointment  of  Arthur  Andersen  LLP as       For        Against   Abstain
    independent public accountants for the year ending December           |_|         |_|       |_|
    31, 1999.


3. In their discretion, on any other matter that may properly come before the meeting.

    I plan to attend the Annual Meeting.                         |_|


Dated:



--------------------------------
Signature


--------------------------------
Signature

The signature above should agree with the name shown on this Proxy.  Where stock is owned by more than one person, all owners should sign the Proxy.


This proxy will be voted as directed or, if no direction is indicated, it will be voted for all candidates named in Item 1 and for Item 2.

PROXY                            USG CORPORATION                           PROXY



This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders - May 12, 1999


The undersigned hereby appoints William C. Foote and Dean H. Goossen and each or any of them, attorneys, with power of substitution and with powers the undersigned would possess if personally present, to vote all stock of the undersigned in USG CORPORATION at the annual meeting of stockholders of said Corporation in the Sixth Floor Auditorium, The Northern Trust Building, 50 South LaSalle Street, Chicago, Illinois on May12, 1999 and any adjournment thereof, on the matters shown below and as set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.


            PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE



Please indicate any change in address. (Continued and to be signed on reverse side.)